UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.15

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 16, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio (the “Fund”) for the annual reporting period ended September 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Limited Duration High Income Portfolio to AB Limited Duration High Income Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment grade (high-yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investor Service (“Moody’s”), CCC+ by Standard & Poor’s Ratings Services (“S&P”) or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Global High Yield 1-5 Year Index (US dollar hedged) for the six- and 12-month periods ended September 30, 2015.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	1

The Fund seeks to generate less volatile returns over a full market cycle, while achieving much of the yield and return of the broad high-yield market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The Limited Duration High Income Investment Team (the “Team”) expects the Fund to generally underperform the broader high-yield market in bullish environments, due to investments that look to reduce the impact of market volatility and downside risks. Conversely, the Team expects the Fund to generally outperform the broader high-yield market in a bearish market due to these investments.

All share classes outperformed the benchmark for both periods, before sales charges, although Class C shares underperformed for the six-month period. Security selection was the largest contributor to returns for both periods, specifically security selection within the energy, basic materials and capital goods sectors, relative to the benchmark. Sector allocation contributed for both periods, mainly from an overweight in credit risk-sharing transactions, commercial mortgage-backed securities and bank loans. Currency positioning contributed modestly to returns for both periods, mainly from underweights in the Australian dollar and Canadian dollar. Country positioning detracted, mainly from an underweight to the euro zone and an overweight to the US.

The Fund utilized derivatives including Treasury futures, written swaptions and written options for hedging and investment purposes, which added to performance during both periods, in absolute terms. Currency forwards, purchased options, credit default swaps and total return swaps for hedging and investment purposes, and interest rate swaps for hedging purposes, detracted during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended September 30, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.1%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to the emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the reporting period. During both periods, credit spreads widened, as measured by the Barclays US High Yield Index, and investment-grade government bonds generally outperformed high-yield.

2	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global High Yield 1-5 Year Index (US dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global High Yield 1-5 Year Index represents the performance of non-investment-grade fixed-income securities in US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Limited Duration High Income Portfolio*
Class A	-1.50%	0.01%

Class C	-1.94%	-0.69%

Advisor Class†	-1.45%	0.21%

Barclays Global High Yield 1-5 Year Index (US dollar hedged)	-1.58%	-1.15%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/7/11* TO 9/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 12/7/11* to 9/30/15) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/7/2011.

See Disclosures, Risks, and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			3.87%
1 Year	0.01%	-4.28%
Since Inception†	4.69%	3.51%

Class C Shares			3.34%
1 Year	-0.69%	-1.64%
Since Inception†	3.92%	3.92%

Advisor Class Shares‡			4.36%
1 Year	0.21%	0.21%
Since Inception†	4.96%	4.96%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.84% and 0.84% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.05%, 1.75% and 0.75% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2015.

†	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.28%
Since Inception*	3.51%

Class C Shares
1 Year	-1.64%
Since Inception*	3.92%

Advisor Class Shares†
1 Year	0.21%
Since Inception*	4.96%

*	Inception date: 12/7/2011.

†	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 3-4.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$985.00	$5.22	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
Class C
Actual	$1,000	$980.60	$8.69	1.75%
Hypothetical**	$1,000	$1,016.29	$8.85	1.75%
Advisor Class
Actual	$1,000	$985.50	$3.73	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class R
Actual	$1,000	$982.60	$6.21	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class K
Actual	$1,000	$985.20	$4.98	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class I
Actual	$1,000	$986.70	$3.74	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

September 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $279.3

*	All data are as of September 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2015

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 67.9%
Industrial – 56.2%
Basic – 4.8%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	558	$542,739
Aleris International, Inc. 7.625%, 2/15/18		470	457,075
ArcelorMittal 5.125%, 6/01/20		765	692,402
5.25%, 2/25/17		135	133,650
6.125%, 6/01/18		1,283	1,257,340
Ashland, Inc. 3.875%, 4/15/18		2,175	2,191,312
Commercial Metals Co. 6.50%, 7/15/17		299	307,970
7.35%, 8/15/18		1,669	1,764,967
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		830	784,350
Huntsman International LLC 4.875%, 11/15/20		1,135	986,201
INEOS Group Holdings SA 6.125%, 8/15/18(a)		300	282,750
Lundin Mining Corp. 7.50%, 11/01/20(a)		327	316,373
Novelis, Inc. 8.375%, 12/15/17		455	441,350
8.75%, 12/15/20		280	269,556
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		854	877,485
Steel Dynamics, Inc. 6.125%, 8/15/19		925	945,813
Teck Resources Ltd. 4.50%, 1/15/21		740	498,760
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		669	622,170

			13,372,263

Capital Goods – 5.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3.337%, 12/15/19(a)(b)		2,058	1,985,970
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp. 6.00%, 10/15/22(a)		287	287,717
Bombardier, Inc. 7.50%, 3/15/18(a)		795	739,350
Clean Harbors, Inc. 5.25%, 8/01/20		885	893,850

10	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Industrial America LLC 7.25%, 1/15/16	U.S.$	439	$443,939
CNH Industrial Capital LLC 3.25%, 2/01/17		712	698,650
3.625%, 4/15/18		975	947,583
3.875%, 11/01/15		275	274,313
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/01/21		405	419,681
EnerSys 5.00%, 4/30/23(a)		181	175,796
HD Supply, Inc. 5.25%, 12/15/21(a)		1,525	1,532,625
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	80	95,199
Lafarge SA 6.50%, 7/15/16	U.S.$	440	454,122
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		400	418,000
Owens-Illinois, Inc. 7.80%, 5/15/18		525	579,469
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		814	826,210
7.875%, 8/15/19		501	521,040
Sealed Air Corp. 4.875%, 12/01/22(a)		660	652,575
6.50%, 12/01/20(a)		440	481,800
SPX FLOW, Inc. 6.875%, 9/01/17		1,135	1,191,750
Terex Corp. 6.00%, 5/15/21		470	454,725
United Rentals North America, Inc. 7.375%, 5/15/20		900	945,000
7.625%, 4/15/22		160	169,600
8.25%, 2/01/21		388	408,370

			15,597,334

Communications - Media – 6.9%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	469,109
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, 6/01/20	U.S.$	1,078	1,119,772
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		365	321,428
6.375%, 9/15/20(a)		850	800,062

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	U.S.$	1,356	$1,359,390
CSC Holdings LLC 8.625%, 2/15/19		420	432,600
DISH DBS Corp. 4.625%, 7/15/17		65	64,880
7.875%, 9/01/19		1,670	1,750,711
Intelsat Jackson Holdings SA 5.50%, 8/01/23		118	97,350
Neptune Finco Corp. 6.625%, 10/15/25(a)		425	429,250
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		736	758,080
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20		560	561,400
5.00%, 4/15/22(a)		290	280,938
RR Donnelley & Sons Co. 7.00%, 2/15/22		250	242,500
8.25%, 3/15/19		789	860,010
Sinclair Television Group, Inc. 5.375%, 4/01/21		1,102	1,077,205
6.375%, 11/01/21		460	462,300
Sirius XM Radio, Inc. 5.75%, 8/01/21(a)		580	580,363
5.875%, 10/01/20(a)		667	680,340
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,435	1,427,825
TEGNA, Inc. 5.125%, 10/15/19-7/15/20		1,895	1,928,325
Telesat Canada/Telesat LLC 6.00%, 5/15/17(a)		947	952,919
Time, Inc. 5.75%, 4/15/22(a)		660	617,100
Univision Communications, Inc. 5.125%, 5/15/23(a)		52	49,400
6.75%, 9/15/22(a)		940	972,900
Virgin Media Finance PLC 6.375%, 4/15/23(a)		400	398,000
Virgin Media Secured Finance PLC 5.25%, 1/15/21		600	625,500

			19,319,657

Communications - Telecommunications – 5.2%
CenturyLink, Inc. Series N 6.00%, 4/01/17		600	616,500
Series V 5.625%, 4/01/20		150	139,593

12	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CommScope, Inc. 4.375%, 6/15/20(a)	U.S.$	577	$572,673
Crown Castle International Corp. 4.875%, 4/15/22		880	914,760
Frontier Communications Corp. 6.25%, 9/15/21		995	828,337
8.125%, 10/01/18		530	543,250
8.875%, 9/15/20(a)		430	421,400
Level 3 Financing, Inc. 7.00%, 6/01/20		1,000	1,035,000
Numericable-SFR SAS 4.875%, 5/15/19(a)		1,188	1,149,390
6.00%, 5/15/22(a)		945	910,744
Qwest Capital Funding, Inc. 6.50%, 11/15/18		510	531,675
SBA Communications Corp. 4.875%, 7/15/22		380	372,875
5.625%, 10/01/19		858	885,885
Sprint Communications, Inc. 7.00%, 8/15/20		361	304,366
9.00%, 11/15/18(a)		235	246,586
T-Mobile USA, Inc. 5.25%, 9/01/18		1,425	1,449,937
6.25%, 4/01/21		230	229,195
Telecom Italia Capital SA 5.25%, 10/01/15		800	800,000
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		371	367,290
6.50%, 4/30/20(a)		979	1,013,265
Windstream Services LLC 7.875%, 11/01/17		1,245	1,290,916

			14,623,637

Consumer Cyclical - Automotive – 2.8%
American Axle & Manufacturing, Inc. 5.125%, 2/15/19		390	390,000
6.625%, 10/15/22		280	281,400
Banque PSA Finance SA 4.375%, 4/04/16(a)		736	745,840
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		1,820	1,851,850
Schaeffler Holding Finance BV 6.25%, 11/15/19(a)(c)		250	265,000
6.75%, 11/15/22(a)(c)		400	430,000
6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(c)		675	696,094
6.875%, 8/15/18(a)(c)	EUR	235	271,312
Tenneco, Inc. 6.875%, 12/15/20	U.S.$	1,260	1,305,675

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ZF North America Capital, Inc. 4.00%, 4/29/20(a)	U.S.$	1,096	$1,041,885
4.50%, 4/29/22(a)		590	557,550

			7,836,606

Consumer Cyclical - Entertainment – 0.6%
Live Nation Entertainment, Inc. 5.375%, 6/15/22(a)		230	225,400
7.00%, 9/01/20(a)		831	868,395
Pinnacle Entertainment, Inc. 6.375%, 8/01/21		450	476,249

			1,570,044

Consumer Cyclical - Other – 5.0%
Beazer Homes USA, Inc. 6.625%, 4/15/18		1,234	1,243,255
DR Horton, Inc. 3.625%, 2/15/18		375	380,156
3.75%, 3/01/19		590	593,687
4.00%, 2/15/20		600	604,500
International Game Technology PLC 5.625%, 2/15/20(a)		1,150	1,115,500
6.25%, 2/15/22(a)		440	409,200
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		1,110	1,143,300
KB Home 4.75%, 5/15/19		459	441,214
9.10%, 9/15/17		489	535,455
Lennar Corp. 4.125%, 12/01/18		200	202,500
4.50%, 6/15/19		150	151,650
6.95%, 6/01/18		1,275	1,383,375
Series B 6.50%, 4/15/16		370	377,400
MCE Finance Ltd. 5.00%, 2/15/21(a)		600	540,000
Meritage Homes Corp. 7.00%, 4/01/22		491	529,666
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,555	1,562,775
Ryland Group, Inc. (The) 6.625%, 5/01/20		1,218	1,324,575
Standard Pacific Corp. 8.375%, 5/15/18		260	292,500
Studio City Finance Ltd. 8.50%, 12/01/20(a)		440	407,000
Toll Brothers Finance Corp. 4.00%, 12/31/18		270	277,425

14	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 5.25%, 10/15/21(a)	U.S.$	550	$477,469

			13,992,602

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 4.625%, 1/15/22(a)		482	471,251

Consumer Cyclical - Retailers – 2.5%
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	216	308,913
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	1,497	1,500,742
Dollar Tree, Inc. 5.75%, 3/01/23(a)		539	559,213
Family Tree Escrow LLC 5.25%, 3/01/20(a)		60	61,524
Group 1 Automotive, Inc. 5.00%, 6/01/22		1,170	1,152,450
Hanesbrands, Inc. 6.375%, 12/15/20		250	258,750
L Brands, Inc. 6.625%, 4/01/21		490	545,125
8.50%, 6/15/19		510	595,425
Rent-A-Center, Inc./TX 4.75%, 5/01/21		615	522,750
Sally Holdings LLC/Sally Capital, Inc. 6.875%, 11/15/19		1,425	1,478,438

			6,983,330

Consumer Non-Cyclical – 10.0%
Amsurg Corp. 5.625%, 11/30/20-7/15/22		885	891,531
Aramark Services, Inc. 5.75%, 3/15/20		860	893,862
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	657	924,305
5.50%, 7/15/21(a)		580	768,159
Care UK Health & Social Care PLC 5.584%, 7/15/19(a)(b)		233	324,978
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	1,765	1,802,436
Constellation Brands, Inc. 3.75%, 5/01/21		440	436,700
Endo Finance LLC 5.75%, 1/15/22(a)		870	861,300
Endo Finance LLC/Endo Finco, Inc. 7.25%, 12/15/20(a)		545	566,800
Ephios Bondco PLC 6.25%, 7/01/22(a)	EUR	222	246,428

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Quality Finance Co., Inc. 4.625%, 5/15/21(a)	U.S.$	1,752	$1,629,360
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22		875	865,707
HCA, Inc. 6.50%, 2/15/20		510	555,900
8.00%, 10/01/18		700	790,930
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		67	67,168
HRG Group, Inc. 7.875%, 7/15/19		1,536	1,593,600
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		2,089	2,186,661
LifePoint Health, Inc. 5.50%, 12/01/21		1,250	1,262,500
Mallinckrodt International Finance SA 3.50%, 4/15/18		652	632,440
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		657	627,435
5.75%, 8/01/22(a)		190	183,350
Post Holdings, Inc. 6.75%, 12/01/21(a)		1,375	1,375,000
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	271	422,574
Quintiles Transnational Corp. 4.875%, 5/15/23(a)	U.S.$	284	281,160
R&R Ice Cream PLC 5.50%, 5/15/20(a)	GBP	354	538,614
Revlon Consumer Products Corp. 5.75%, 2/15/21	U.S.$	470	455,900
RSI Home Products, Inc. 6.50%, 3/15/23(a)		452	452,000
Smithfield Foods, Inc. 6.625%, 8/15/22		1,165	1,227,619
7.75%, 7/01/17		430	462,250
Tenet Healthcare Corp. 4.75%, 6/01/20		125	126,250
6.00%, 10/01/20		661	697,355
6.25%, 11/01/18		657	701,348
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(a)		310	300,700
5.875%, 5/15/23(a)		280	267,400
6.375%, 10/15/20(a)		430	427,581
6.75%, 8/15/18(a)		738	750,915
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	765	1,180,630

			27,778,846

16	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 4.7%
Antero Resources Corp. 5.125%, 12/01/22	U.S.$	435	$374,100
California Resources Corp. 5.00%, 1/15/20		681	437,965
CHC Helicopter SA 9.25%, 10/15/20		1,220	682,920
Chesapeake Energy Corp. 4.875%, 4/15/22		370	241,425
7.25%, 12/15/18		714	590,835
DCP Midstream Operating LP 2.70%, 4/01/19		805	720,539
Denbury Resources, Inc. 5.50%, 5/01/22		415	246,925
Energy Transfer Equity LP 7.50%, 10/15/20		1,353	1,346,235
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		953	707,602
Laredo Petroleum, Inc. 7.375%, 5/01/22		77	74,497
Linn Energy LLC/Linn Energy Finance Corp. 6.50%, 9/15/21		265	54,988
PHI, Inc. 5.25%, 3/15/19		1,130	971,800
Sabine Pass Liquefaction LLC 6.25%, 3/15/22		385	358,050
Sabine Pass LNG LP 7.50%, 11/30/16		1,050	1,073,625
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,000	1,920,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		990	957,825
Tervita Corp. 8.00%, 11/15/18(a)		880	660,000
Transocean, Inc. 5.55%, 12/15/16		150	148,125
Whiting Canadian Holding Co. ULC 8.125%, 12/01/19		1,278	1,233,270
WPX Energy, Inc. 6.00%, 1/15/22		445	382,700

			13,183,426

Other Industrial – 0.8%
AECOM Global II LLC/URS Fox US LP 3.85%, 4/01/17		135	135,000
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		930	813,936
9.00%, 10/15/18(a)	EUR	190	185,997

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	1,117	$1,143,529

			2,278,462

Services – 1.1%
ADT Corp. (The) 4.125%, 4/15/19		1,758	1,766,790
IHS, Inc. 5.00%, 11/01/22		1,141	1,096,786
Service Corp. International/US 7.00%, 6/15/17(b)		300	321,750

			3,185,326

Technology – 4.2%
Amkor Technology, Inc. 6.375%, 10/01/22		305	281,934
Avaya, Inc. 7.00%, 4/01/19(a)		1,223	969,227
9.00%, 4/01/19(a)		715	593,450
Brightstar Corp. 7.25%, 8/01/18(a)		1,390	1,452,550
9.50%, 12/01/16(a)		524	527,931
CDW LLC/CDW Finance Corp. 6.00%, 8/15/22		1,130	1,181,132
Dell, Inc. 4.625%, 4/01/21		785	769,300
First Data Corp. 6.75%, 11/01/20(a)		1,041	1,087,845
Infor US, Inc. 5.75%, 8/15/20(a)		1,273	1,266,635
Iron Mountain Europe PLC 6.125%, 9/15/22(a)	GBP	430	648,856
Iron Mountain, Inc. 6.00%, 10/01/20(a)	U.S.$	272	274,638
8.375%, 8/15/21		78	80,223
Nokia Oyj 5.375%, 5/15/19		415	436,788
NXP BV/NXP Funding LLC 3.75%, 6/01/18(a)		650	651,625
Sanmina Corp. 4.375%, 6/01/19(a)		1,500	1,507,500

			11,729,634

Transportation - Airlines – 1.2%
Air Canada 6.75%, 10/01/19(a)		1,520	1,592,352
8.75%, 4/01/20(a)		265	290,175
British Airways PLC 8.75%, 8/23/16(b)	GBP	899	1,432,801

			3,315,328

18	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Hertz Corp. (The) 4.25%, 4/01/18	U.S.$	365	$362,263
5.875%, 10/15/20		663	655,375
7.50%, 10/15/18		750	759,757

			1,777,395

			157,015,141

Financial Institutions – 8.5%
Banking – 4.8%
ABN AMRO Bank NV 4.31%, 3/10/16(d)	EUR	1,000	1,120,192
Ally Financial, Inc. 3.75%, 11/18/19	U.S.$	380	372,400
4.125%, 3/30/20		370	365,838
4.75%, 9/10/18		960	978,000
5.50%, 2/15/17		100	102,500
Bank of Ireland 10.00%, 7/30/16(a)	EUR	1,100	1,292,133
BBVA International Preferred SAU 4.952%, 9/20/16(a)(d)		100	111,853
BNP Paribas SA 5.945%, 4/19/16(a)(d)	GBP	200	301,794
Danske Bank A/S 5.684%, 2/15/17(d)		500	765,829
Equiniti Newco 2 PLC 7.125%, 12/15/18(a)		870	1,342,677
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	348	386,917
Lloyds Bank PLC 4.385%, 5/12/17(d)		850	980,658
Lloyds Banking Group PLC 6.267%, 11/14/16(a)(d)	U.S.$	680	686,800
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(d)		1,200	1,278,000
Societe Generale SA 5.922%, 4/05/17(a)(d)		1,552	1,567,520
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(d)		550	558,140
Zions Bancorporation 5.65%, 11/15/23		1,112	1,150,920

			13,362,171

Brokerage – 0.3%
E*TRADE Financial Corp. 5.375%, 11/15/22		900	954,000

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 3.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17	U.S.$	730	$760,113
CIT Group, Inc. 4.25%, 8/15/17		370	374,625
5.00%, 5/15/17		870	891,750
5.25%, 3/15/18		166	170,565
5.50%, 2/15/19(a)		282	292,575
Enova International, Inc. 9.75%, 6/01/21		165	133,650
International Lease Finance Corp. 8.25%, 12/15/20		400	468,000
8.75%, 3/15/17		617	663,275
8.875%, 9/01/17		1,283	1,403,281
Navient Corp. 4.875%, 6/17/19		1,151	1,047,410
5.50%, 1/15/19		838	778,816
8.00%, 3/25/20		320	306,400
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		1,958	1,541,925

			8,832,385

Insurance – 0.2%
CNO Financial Group, Inc. 4.50%, 5/30/20		683	696,660

			23,845,216

Utility – 3.2%
Electric – 3.2%
Calpine Corp. 6.00%, 1/15/22(a)		820	849,725
DPL, Inc. 6.75%, 10/01/19		1,710	1,774,125
Dynegy, Inc. 6.75%, 11/01/19		1,625	1,629,062
FirstEnergy Corp. Series B 4.25%, 3/15/23		745	748,895
NRG Energy, Inc. 7.625%, 1/15/18		2,378	2,496,900
Talen Energy Supply LLC 4.60%, 12/15/21		1,260	1,046,430
6.50%, 5/01/18		275	279,125

			8,824,262

Total Corporates – Non-Investment Grade (cost $199,612,134)			189,684,619

20	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 9.7%
Financial Institutions – 5.1%
Banking – 2.4%
BBVA Bancomer SA/Texas 6.50%, 3/10/21(a)	U.S.$	520	$554,970
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 6.875%, 3/19/20(a)	EUR	500	656,107
Credit Agricole SA Series TSDI 5.00%, 6/20/18(d)	GBP	650	998,037
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)	U.S.$	500	514,850
Nationwide Building Society 6.00%, 12/15/16(d)	GBP	1,294	1,986,860
Nordea Bank AB 4.875%, 5/13/21(a)	U.S.$	530	570,248
Santander Bank NA 8.75%, 5/30/18		250	285,468
UBS AG/Jersey 7.25%, 2/22/22(a)		975	1,014,359

			6,580,899

Brokerage – 0.2%
GFI Group, Inc. 8.625%, 7/19/18		467	504,360

Finance – 1.2%
Aviation Capital Group Corp. 3.875%, 9/27/16(a)		310	313,100
4.625%, 1/31/18(a)		126	129,150
7.125%, 10/15/20(a)		713	831,970
GE Capital Trust III 6.50%, 9/15/67(a)	GBP	475	750,622
HSBC Finance Capital Trust IX 5.911%, 11/30/35	U.S.$	1,300	1,296,750

			3,321,592

Insurance – 1.3%
Allstate Corp. (The) 6.125%, 5/15/37		605	609,537
Cloverie PLC for Zurich Insurance Co., Ltd. 8.25%, 1/18/18(a)(d)		500	555,850
Progressive Corp. (The) 6.70%, 6/15/37		725	732,250
Prudential Financial, Inc. 8.875%, 6/15/38		820	941,155
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		900	913,950

			3,752,742

			14,159,593

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 4.1%
Basic – 0.9%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20	U.S.$	540	$487,015
Freeport-McMoRan, Inc. 2.375%, 3/15/18		840	735,000
Rock-Tenn Co. 4.45%, 3/01/19		885	942,528
Vale Overseas Ltd. 4.375%, 1/11/22		450	396,873

			2,561,416

Communications - Media – 0.0%
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(d)		114	120,412

Communications - Telecommunications – 0.4%
Embarq Corp. 7.082%, 6/01/16		120	123,249
Qwest Corp. 6.75%, 12/01/21		265	280,403
Verizon Communications, Inc. 2.625%, 2/21/20		665	666,973

			1,070,625

Consumer Cyclical - Automotive – 0.2%
Volkswagen Group of America Finance LLC 2.45%, 11/20/19(a)		745	696,239

Consumer Cyclical - Retailers – 0.3%
AutoNation, Inc. 6.75%, 4/15/18		106	118,140
CVS Health Corp. 3.50%, 7/20/22		600	619,694

			737,834

Consumer Non-Cyclical – 0.0%
Universal Health Services, Inc. 7.125%, 6/30/16		65	66,934

Energy – 1.0%
Hiland Partners LP/Hiland Partners Finance Corp. 5.50%, 5/15/22(a)		180	175,500
7.25%, 10/01/20(a)		289	303,811
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		95	95,981
Kinder Morgan, Inc./DE 7.00%, 6/15/17		55	58,632
7.25%, 6/01/18		871	962,877

22	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Regency Energy Partners LP/Regency Energy Finance Corp. 5.75%, 9/01/20	U.S.$	1,000	$1,073,328

			2,670,129

Technology – 1.3%
Denali Borrower LLC/Denali Finance Corp. 5.625%, 10/15/20(a)		520	540,540
HP Enterprise Co. 4.40%, 10/15/22		700	698,614
Seagate HDD Cayman 3.75%, 11/15/18		1,825	1,867,041
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		517	525,629

			3,631,824

			11,555,413

Utility – 0.5%
Electric – 0.5%
EDP Finance BV 6.00%, 2/02/18(a)		1,400	1,487,500

Total Corporates – Investment Grade (cost $28,038,361)			27,202,506

BANK LOANS – 4.9%
Industrial – 4.8%
Basic – 0.2%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(b)		97	79,133
Ineos US Finance LLC 4.25%, 3/31/22(b)		617	597,316

			676,449

Capital Goods – 0.0%
Serta Simmons Holdings, LLC 4.25%, 10/01/19(b)		133	132,778

Communications - Media – 0.3%
Checkout Holding Corp. (fka Catalina Marketing) 4.50%, 4/09/21(b)		247	211,078
Time, Inc. 4.25%, 4/26/21(b)		247	245,949
TownSquare Media, Inc. 4.25%, 4/01/22(b)		420	417,277

			874,304

Consumer Cyclical - Automotive – 0.5%
Affinia Group, Inc. 4.75%, 4/27/20(b)		391	390,166

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

American Tire Distributors, Inc. 5.25%, 9/01/21(b)	U.S.$	586	$585,899
CS Intermediate Holdco 2 LLC 4.00%, 4/04/21(b)		281	279,327
Navistar, Inc. 6.50%, 8/07/20(b)		70	68,250

			1,323,642

Consumer Cyclical - Entertainment – 0.1%
Station Casinos LLC 4.25%, 3/02/20(b)		159	158,199

Consumer Cyclical - Other – 0.5%
La Quinta Intermediate Holdings LLC 3.75%, 4/14/21(b)		141	140,013
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 3.50%, 5/14/20(b)		489	478,975
Staples, Inc. 4/23/21(e)		641	636,740

			1,255,728

Consumer Cyclical - Retailers – 0.3%
Dollar Tree, Inc. 3.50%, 7/06/22(b)		29	29,400
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(b)		244	242,696
Men’s Wearhouse, Inc. (The) 5.00%, 6/18/21		310	308,903
Michaels Stores, Inc. 4.00%, 1/28/20(b)		178	178,230

			759,229

Consumer Non-Cyclical – 1.8%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons) 3.75%, 12/10/21(b)		1,872	1,862,477
Acadia Healthcare Company, Inc. 4.25%, 2/11/22(b)		84	84,802
Air Medical Group Holdings, Inc. 4.50%, 4/28/22(b)		502	495,015
Alere Inc. (fka IM US Holdings, LLC) 4.25%, 6/20/22(b)		748	747,422
AMAG Pharmaceuticals, Inc. 4.75%, 8/17/21(b)		600	596,250
Envision Healthcare Corporation (fka Emergency Medical Services Corporation) 4.00%, 5/25/18(b)		139	138,677
Grifols Worldwide Operations Limited 3.19%, 2/27/21(b)		158	157,479

24	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Horizon Pharma, Inc. 4.50%, 5/07/21(b)	U.S.$	572	$558,008
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã.r.l. 4.75%, 6/30/21(b)		486	476,580

			5,116,710

Energy – 0.1%
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(b)		255	154,121

Other Industrial – 0.8%
Atkore International, Inc. 4.50%, 4/09/21(b)		830	790,099
Gardner Denver, Inc. 4.25%, 7/30/20(b)		147	138,262
Gates Global LLC 4.25%, 7/06/21(b)		517	489,012
Travelport Finance (Luxembourg) S.Ã.r.l. 5.75%, 9/02/21(b)		752	747,902
Unifrax Holding Co. 4.50%, 11/28/18(b)	EUR	72	80,544

			2,245,819

Technology – 0.2%
BMC Software Finance Inc. 5.00%, 9/10/20(b)	U.S.$	660	598,090

			13,295,069

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.25%, 6/19/16(b)		330	328,762

Total Bank Loans (cost $13,940,634)			13,623,831

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.5%
GSE Risk Share Floating Rate – 2.5%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(a)(b)		470	469,658
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M1 3.594%, 7/25/23(b)		320	327,877
Series 2014-DN1, Class M2 2.394%, 2/25/24(b)		485	485,862

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M2 2.594%, 8/25/24(b)	U.S.$	680	$684,442
Series 2014-HQ1, Class M2 2.694%, 8/25/24(b)		1,420	1,439,264
Series 2014-HQ2, Class M2 2.394%, 9/25/24(b)		1,200	1,191,838
Series 2014-HQ3, Class M2 2.844%, 10/25/24(b)		495	499,356
Series 2015-HQ1, Class M2 2.394%, 3/25/25(b)		901	892,202
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.194%, 10/25/23(b)		83	83,682
Series 2014-C01, Class M1 1.794%, 1/25/24(b)		345	345,276
Series 2014-C02, Class 2M1 1.149%, 5/25/24(b)		83	82,439
Series 2015-C02, Class 2M1 1.394%, 5/25/25(b)		511	510,024

Total Collateralized Mortgage Obligations (cost $7,031,785)			7,011,920

EMERGING MARKETS – CORPORATE BONDS – 1.4%
Industrial – 1.4%
Basic – 0.4%
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		1,175	1,233,750

Capital Goods – 0.3%
Cemex SAB de CV 6.50%, 12/10/19(a)		950	938,125

Consumer Non-Cyclical – 0.5%
Marfrig Holdings Europe BV 8.375%, 5/09/18(a)		785	732,012
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		275	278,438
Tonon Luxembourg SA 7.25%, 1/24/20(a)(c)		275	92,542
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		445	162,870
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(g)		425	5,780

			1,271,642

26	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(a)	U.S.$	440	$440,000

Total Emerging Markets – Corporate Bonds (cost $4,925,716)			3,883,517

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%
Non-Agency Fixed Rate CMBS – 1.1%
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		158	163,147
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.889%, 6/15/39		150	154,187
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AJ 5.543%, 11/10/45		1,000	996,690
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.598%, 4/10/38		215	215,962
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		500	513,495
Series 2012-CBX, Class E 5.413%, 6/15/45(a)		100	101,235
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		185	185,722
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		600	602,462
Series 2006-4, Class AJFX 5.147%, 12/12/49(a)		30	30,229

Total Commercial Mortgage-Backed Securities (cost $2,949,865)			2,963,129

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Brazil – 0.2%
Banco Nacional de Desenvolvimento Economico e Social 4.00%, 4/14/19(a)		752	688,982

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 0.4%
Petroleos Mexicanos 3.50%, 7/23/20(a)	U.S.$	1,119	$1,085,934

Total Quasi-Sovereigns (cost $1,868,944)			1,774,916

GOVERNMENTS – TREASURIES – 0.5%
United States – 0.5%
U.S. Treasury Notes 3.75%, 11/15/18 (cost $1,266,119)		1,182	1,283,286

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Turkey – 0.2%
Turkey Government International Bond 6.75%, 4/03/18 (cost $686,022)		650	701,480

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Citigroup Capital XIII 7.875%(h)		18,500	475,265
US Bancorp Series F 6.50%		3,000	86,160

			561,425

REITS – 0.0%
Welltower, Inc. 6.50%		450	11,408

Total Preferred Stocks (cost $593,150)			572,833

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.2%
Petrobras Global Finance BV 3.50%, 2/06/17	U.S.$	155	137,950
3.25%, 3/17/17		325	286,812

			424,762

28	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Norway – 0.0%
Eksportfinans ASA 2.375%, 5/25/16	U.S.$	112	$112,157

Total Governments – Sovereign Agencies (cost $588,693)			536,919

EMERGING MARKETS – SOVEREIGNS – 0.1%
Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a) (cost $240,000)		240	229,719

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Oct 2015, Exercise Price: $ 190.00(i)(j)		258	84,237
SPDR S&P 500 ETF Trust Expiration: Oct 2015, Exercise Price: $ 187.00(i)(j)		260	59,540

			143,777

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 24 RTP, Barclays Bank PLC (Buy Protection) Expiration: Oct 2015, Exercise Rate: 102.00%(i)		9,540	69,215

Total Options Purchased – Puts (premiums paid $139,148)			212,992

		Shares
SHORT-TERM INVESTMENTS – 9.7%
Investment Companies – 9.7%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.14%(k)(l) (cost $27,141,324)		27,141,324	27,141,324

Total Investments – 99.1% (cost $289,021,895)			276,822,991
Other assets less liabilities – 0.9%			2,485,966

Net Assets – 100.0%			$279,308,957

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	EUR	5,869	USD	6,638	10/27/15	$76,602
Deutsche Bank AG	AUD	604	USD	425	10/30/15	1,468
Goldman Sachs Bank USA	CAD	1,082	USD	808	11/19/15	(2,986)
Royal Bank of Scotland PLC	GBP	9,574	USD	14,697	11/10/15	216,156
State Street Bank & Trust Co.	JPY	89,775	USD	748	10/23/15	(945)
State Street Bank & Trust Co.	USD	56	EUR	50	10/27/15	(446)
UBS AG	CAD	1,082	USD	817	10/02/15	6,392

						$296,241

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(j)	260	$177.00	October 2015	$19,229	$(15,340)
SPDR S&P 500 ETF Trust(j)	258	180.00	October 2015	17,274	(23,091)

				$36,503	$(38,431)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 24, 5 Year Index	Barclays Bank PLC	Sell	99.00%	10/21/15	$9,540	$15,584	$(20,635)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/ (INTRCONX):
CDX-NAHY Series 21, 5 Year Index,12/20/18*	(5.00)%	3.24%	$	480	$(25,957)	$(5,365)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.85		370	(2,354)	2,866
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	3.84	EUR	1,840	(100,840)	61,425

Sale Contracts
Morgan Stanley & Co., LLC/ (INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	4.29	$	3,664	110,512	(109,405)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.00		818	1,044	309
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.00		818	1,044	554
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.00		819	1,047	2,601

30	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	5.00%	$	566	$722	$3,155
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.00		566	722	2,136
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	5.00		818	1,044	(590)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.54		1,540	19,631	11,393
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	5.00	2.66	EUR	3	292	(289)

					$6,907	$(31,210)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
CDX-EMS Series 22, 5 Year Index, 12/20/19*	(1.00)%	4.41%	$2,050	$258,852	$125,252	$133,600
Goldman Sachs International:
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/18*	(1.00)	7.28	3,700	570,340	81,467	488,873

Sale Contracts
Barclays Bank PLC:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	5.00	13.46	720	(156,703)	3,013	(159,716)
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 6/20/17*	1.00	0.49	180	1,330	(3,225)	4,555
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.48	180	10,585	(5,487)	16,072
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.24	35	2,508	1,230	1,278
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00	2.42	340	24,877	12,883	11,994

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00%	2.93%	EUR	326	$28,011	$37,012	$(9,001)
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	2.93		424	36,415	48,631	(12,216)
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.23	$	200	12,702	1,994	10,708
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.23		140	8,892	690	8,202
Virgin Media Finance PLC, 4.875%, 2/15/22, 12/20/18*	5.00	2.29		230	19,529	9,497	10,032
Citibank, NA:
Bombardier, Inc., 7.45%, 5/01/34, 6/20/19*	5.00	10.43		650	(101,444)	44,913	(146,357)
Bombardier, Inc., 7.45%, 5/01/34, 6/20/19*	5.00	10.43		1,000	(156,068)	71,956	(228,024)
EDP – Energias de Portugal, S.A., 6.00%, 12/07/14, 3/20/19*	5.00	1.06	EUR	630	95,791	86,754	9,037
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.24	$	47	3,367	1,698	1,669
ThyssenKrupp AG, 4.00%, 8/27/18, 3/20/19*	1.00	2.05	EUR	1,050	(42,231)	(69,140)	26,909
Unitymedia KabelBW GmbH, 9.625%, 12/01/19, 3/20/19*	5.00	2.13		40	4,325	3,578	747
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	2.93		670	57,554	81,695	(24,141)
Credit Suisse International:
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	1.92	$	200	(5,658)	(17,121)	11,463
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.24		18	1,290	677	613

32	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00%	2.42%	$	280	$20,487	$11,684	$8,803
Deutsche Bank AG:
Sprint Communications, Inc., 6.00%, 12/01/16, 9/20/18*	5.00	7.07		510	(27,254)	17,964	(45,218)
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00	10.92		295	(48,380)	8,249	(56,629)
Goldman Sachs International:
CCO Holdings, LLC, 7.25%, 10/30/17, 3/20/19*	5.00	2.06		300	28,916	21,497	7,419
Sprint Communications, Inc., 6.00%, 12/01/16, 9/20/18*	5.00	7.07		530	(28,322)	20,827	(49,149)
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/20*	1.00	9.32		2,950	(861,878)	(284,389)	(577,489)
Wendel, 4.875%, 5/26/16, 3/20/19*	5.00	0.94	EUR	1,050	164,985	144,053	20,932
JPMorgan Chase Bank, NA:
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 12/20/16*	5.00	0.32	$	150	8,884	2,275	6,609
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.24		450	32,240	4,517	27,723
Unitymedia KabelBW GmbH, 9.625%, 12/01/19, 9/20/18*	5.00	1.82	EUR	190	19,572	11,912	7,660

					$(16,486)	$476,556	$(493,042)

*	Termination date

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International iBoxx $ Liquid High Yield Total Return Index	761,000	LIBOR	$761	12/21/15	$(14,206)
iBoxx $ Liquid High Yield Total Return Index	730,000	LIBOR	730	12/21/15	(24,355)
iBoxx $ Liquid High Yield Total Return Index	1,454,000	LIBOR	1,454	12/21/15	(42,746)
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Total Return Index	1,485,000	LIBOR	1,485	12/21/15	(42,317)
iBoxx $ Liquid High Yield Total Return Index	1,480,000	LIBOR	1,480	12/21/15	(48,754)
iBoxx $ Liquid High Yield Total Return Index	1,870,000	LIBOR	1,870	12/21/15	(51,484)

					$(223,862)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $83,366,874 or 29.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2015.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(f)	Security is in default and is non-income producing.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of September 30, 2015, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	$438,347	$5,780	0.00%

(h)	Variable rate coupon, rate shown as of September 30, 2015.

(i)	Non-income producing security.

(j)	One contract relates to 100 shares.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

34	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

CDX-EMS – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $261,880,571)	$249,681,667
Affiliated issuers (cost $27,141,324)	27,141,324
Cash	195,163
Cash collateral due from broker	447,170
Foreign currencies, at value (cost $65,501)	65,034
Receivable for investment securities sold and foreign currency transactions	4,432,516
Interest and dividends receivable	4,041,209
Receivable for capital stock sold	1,661,675
Upfront premium paid on credit default swaps	855,918
Unrealized appreciation on credit default swaps	814,898
Unrealized appreciation on forward currency exchange contracts	300,618
Receivable for variation margin on exchange-traded derivatives	23,505

Total assets	289,660,697

Liabilities
Options written, at value (premiums received $36,503)	38,431
Swaptions written, at value (premiums received $15,584)	20,635
Payable for investment securities purchased	5,893,677
Payable for capital stock redeemed	1,316,283
Unrealized depreciation on credit default swaps	1,307,940
Cash collateral due to broker	520,000
Upfront premium received on credit default swaps	379,362
Unrealized depreciation on total return swaps	223,862
Dividends payable	209,639
Advisory fee payable	136,216
Payable for terminated total return swaps	47,697
Distribution fee payable	33,069
Administrative fee payable	12,996
Unrealized depreciation on forward currency exchange contracts	4,377
Payable for terminated credit default swaps	84
Accrued expenses	207,472

Total liabilities	10,351,740

Net Assets	$279,308,957

Composition of Net Assets
Capital stock, at par	$28,054
Additional paid-in capital	297,544,098
Distributions in excess of net investment income	(30,328)
Accumulated net realized loss on investment and foreign currency transactions	(5,574,323)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(12,658,544)

$279,308,957

See notes to financial statements.

36	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$32,514,662	3,262,653	$9.97	*

C	$29,336,371	2,944,764	$9.96

Advisor	$217,428,522	21,843,417	$9.95

R	$10,001	1,003.49	$9.97

K	$10,003	1,004	$9.96

I	$9,398	942.71	$9.97

*	The maximum offering price per share for Class A shares was $10.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2015

Investment Income
Interest	$14,941,395
Dividends
Unaffiliated issuers	41,847
Affiliated issuers	14,167
Other income	33,856	$15,031,265

Expenses
Advisory fee (see Note B)	1,870,922
Distribution fee—Class A	118,393
Distribution fee—Class C	310,446
Distribution fee—Class R	52
Distribution fee—Class K	26
Transfer agency—Class A	20,954
Transfer agency—Class C	16,913
Transfer agency—Advisor Class	128,768
Transfer agency—Class R	5
Transfer agency—Class K	5
Transfer agency—Class I	2
Custodian	203,033
Audit and tax	132,754
Registration fees	57,983
Administrative	53,664
Printing	51,815
Legal	40,246
Directors’ fees	17,568
Miscellaneous	14,265

Total expenses	3,037,814
Less: expenses waived and reimbursed by the Adviser (see Note B)	(269,949)

Net expenses		2,767,865

Net investment income		12,263,400

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(6,239,256)
Futures		1,268,853
Options written		508,858
Swaptions written		656,845
Swaps		(293,935)
Foreign currency transactions		1,627,365
Net change in unrealized appreciation/depreciation of:
Investments		(5,209,629)
Futures		105,970
Options written		(1,928)
Swaptions written		(7,454)
Swaps		(1,686,590)
Foreign currency denominated assets and liabilities		(2,081,030)

Net loss on investment and foreign currency transactions		(11,351,931)

Net Increase in Net Assets from Operations		$911,469

See notes to financial statements.

38	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015		Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,263,400		$11,960,666
Net realized gain (loss) on investment transactions and foreign currency transactions	(2,471,270)		445,019
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,880,661)		(5,580,529)

Net increase in net assets from operations	911,469		6,825,156
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,908,616)		(2,245,738)
Class C	(1,224,048)		(839,908)
Advisor Class	(11,930,202)		(9,272,215)
Class R	(454)		(382)
Class K	(478)		(409)
Class I	(477)		(417)
Net realized gain on investment transactions
Class A	– 0	–	(106,371)
Class C	– 0	–	(46,865)
Advisor Class	– 0	–	(333,648)
Class R	– 0	–	(22)
Class K	– 0	–	(22)
Class I	– 0	–	(21)
Tax return of capital
Class A	(170,439)		– 0	–
Class C	(109,307)		– 0	–
Advisor Class	(1,065,365)		– 0	–
Class R	(41)		– 0	–
Class K	(43)		– 0	–
Class I	(43)		– 0	–
Capital Stock Transactions
Net increase (decrease)	(90,561,565)		191,503,652

Total increase (decrease)	(106,059,609)		185,482,790
Net Assets
Beginning of period	385,368,566		199,885,776

End of period (including distributions in excess of net investment income of ($30,328) and undistributed net investment income of $728,286, respectively)	$279,308,957		$385,368,566

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Limited Duration High Income Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently publicly offered. As of September 30, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, Class 1, Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

40	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Notes to Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar

42	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$186,891,744		$2,792,875		$189,684,619
Corporates – Investment Grade		– 0	–	27,202,506		– 0	–	27,202,506
Bank Loans		– 0	–	– 0	–	13,623,831		13,623,831
Collateralized Mortgage Obligations		– 0	–	– 0	–	7,011,920		7,011,920
Emerging Markets – Corporate Bonds		– 0	–	3,883,517		– 0	–	3,883,517
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	2,963,129		2,963,129
Quasi-Sovereigns		– 0	–	1,774,916		– 0	–	1,774,916
Governments – Treasuries		– 0	–	1,283,286		– 0	–	1,283,286
Governments – Sovereign Bonds		– 0	–	701,480		– 0	–	701,480
Preferred Stocks		572,833		– 0	–	– 0	–	572,833
Governments – Sovereign Agencies		– 0	–	536,919		– 0	–	536,919
Emerging Markets – Sovereigns		– 0	–	229,719		– 0	–	229,719
Options Purchased – Puts		– 0	–	212,992		– 0	–	212,992
Short-Term Investments		27,141,324		– 0	–	– 0	–	27,141,324

Total Investments in Securities		27,714,157		222,717,079		26,391,755		276,822,991
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	300,618		– 0	–	300,618
Centrally Cleared Credit Default Swaps		– 0	–	84,439		– 0	–	84,439 #
Credit Default Swaps		– 0	–	814,898		– 0	–	814,898
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(4,377)		– 0	–	(4,377)
Put Options Written		– 0	–	(38,431)		– 0	–	(38,431)
Credit Default Swaptions Written		– 0	–	(20,635)		– 0	–	(20,635)
Centrally Cleared Credit Default Swaps		– 0	–	(115,649)		– 0	–	(115,649)#
Credit Default Swaps		– 0	–	(1,307,940)		– 0	–	(1,307,940)
Total Return Swaps		– 0	–	(223,862)		– 0	–	(223,862)

Total+		$27,714,157		$222,206,140		$26,391,755		$276,312,052

44	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives in the portfolio of investments.

+	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates Non-Investment Grade		Bank Loans		Collateralized Mortgage Obligation
Balance as of 9/30/14	$3,381,452		$14,933,542		$2,482,928
Accrued discounts/(premiums)	(44,372)		14,936		(2,011)
Realized gain (loss)	27,906		(65,679)		85
Change in unrealized appreciation/depreciation	(184,846)		(251,535)		(37,543)
Purchases/Payups	826,830		6,689,060		4,936,406
Sales/Paydowns	(1,214,095)		(7,696,493)		(367,945)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 9/30/15	$2,792,875		$13,623,831		$7,011,920

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(154,194)		$(269,903)		$(37,543)

	Commercial Mortgage- Backed Securities		Total
Balance as of 9/30/14	$3,010,760		$23,808,682
Accrued discounts/(premiums)	(390)		(31,837)
Realized gain (loss)	– 0	–	(37,688)
Change in unrealized appreciation/depreciation	(47,241)		(521,165)
Purchases/Payups	– 0	–	12,452,296
Sales/Paydowns	– 0	–	(9,278,533)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/15	$2,963,129		$26,391,755

Net change in unrealized appreciation/depreciation from investments held as of 9/30/15*	$(47,241)		$(506,881)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Notes to Financial Statements

As of September 30, 2015, all Level 3 securities were priced by third party vendors, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

46	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 29, 2016. For the year ended September 30, 2015, such reimbursements/waivers amounted to $269,949.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended September 30, 2015, the reimbursement for such services amounted to $53,664.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $56,156 for the year ended September 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,810 from the sale of Class A shares and received $0 and $8,132 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The

48	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2015 is as follows:

Market Value September 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2015 (000)	Dividend Income (000)
$20,560	$165,813	$159,232	$27,141	$14

Brokerage commissions paid on investment transactions for the year ended September 30, 2015 amounted to $75,663, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $127,718, $0 and $1 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$117,904,801		$197,692,721
U.S. government securities	– 0	–	1,039,348

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$289,024,832

Gross unrealized appreciation	$826,373
Gross unrealized depreciation	(13,028,214)

Net unrealized depreciation	$(12,201,841)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

50	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2015, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended September 30, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 09/30/14	– 0	–	$	– 0	–
Options written	9,544			765,285
Options expired	(5,967)			(572,405)
Options bought back	(3,059)			(156,377)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 09/30/15	518			$36,503

52	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

	Notional Amount		Premiums Received
Swaptions written outstanding as of 09/30/14	19,650,000		$17,508
Swaptions written	236,787,816		654,921
Swaptions expired	(246,897,816)		(656,845)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 09/30/15	9,540,000		$15,584

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of

54	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2015, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2015, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $2,950,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide

56	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At September 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$84,439	*	Receivable/Payable for variation margin on exchange-traded derivatives	$115,649	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	300,618		Unrealized depreciation on forward currency exchange contracts	4,377

Credit contracts	Investments in securities, at value	69,215

Equity contracts	Investments in securities, at value	143,777

Credit contracts				Swaptions written, at value	20,635

Equity contracts				Options written, at value	38,431

Credit contracts	Unrealized appreciation on credit default swaps	814,898		Unrealized depreciation on credit default swaps	1,307,940

Equity contracts				Unrealized depreciation on total return swaps	223,862

Total		$1,412,947			$1,710,894

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,244,078	$105,970

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	24,775	– 0	–

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	535,349	(2,130,466)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	50,559	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	11,511	29,706

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,064,459)	(1,887)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(973,179)	$230,415

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	656,845	(7,454)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	508,858	(1,928)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(580,517)	(195,094)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	567,457	(1,223,484)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(280,875)	(268,012)

Total		$700,402	$(3,462,234)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2015:

Futures:
Average original value of buy contracts	$39,938,363	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,680,812	(b)
Average principal amount of sale contracts	$41,636,103

Purchased Options:
Average monthly cost	$328,847

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Notes to Financial Statements

Centrally Cleared Interest Rate Swaps:
Average notional amount	$66,614,182	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$3,259,077
Average notional amount of sale contracts	$15,776,531

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,000,846
Average notional amount of sale contracts	$8,233,253

Total Return Swaps:
Average notional amount	$6,326,923

(a)	Positions were open for ten months during the year.

(b)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$167,282	$(38,431)		$	– 0	–	$	– 0	–	$128,851

Total	$167,282	$(38,431)		$	– 0	–	$	– 0	–	$128,851

OTC Derivatives:
Barclays Bank PLC	$214,064	$(177,338)		$	– 0	–	$	– 0	–	$36,726
BNP Paribas SA	76,602	– 0	–		– 0	–		– 0	–	76,602
Citibank, NA	419,889	(299,743)			– 0	–		(120,146)		– 0	–
Credit Suisse International	21,777	(5,658)			– 0	–		– 0	–	16,119
Deutsche Bank AG	1,468	(1,468)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	764,241	(764,241)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	60,696	– 0	–		– 0	–		– 0	–	60,696
Royal Bank of Scotland PLC	216,156	– 0	–		– 0	–		– 0	–	216,156
UBS AG	6,392	– 0	–		– 0	–		– 0	–	6,392

Total	$1,781,285	$(1,248,448)		$	– 0	–		$(120,146)		$412,691	^

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Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$38,431	$(38,431)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$38,431	$(38,431)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$177,338	$(177,338)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	299,743	(299,743)			– 0	–		– 0	–		– 0	–
Credit Suisse International	5,658	(5,658)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	75,634	(1,468)			– 0	–		– 0	–		74,166
Goldman Sachs Bank USA/ Goldman Sachs International	974,493	(764,241)			– 0	–		– 0	–		210,252
Morgan Stanley Capital Services LLC	142,555	– 0	–		– 0	–		– 0	–		142,555
State Street Bank & Trust Co.	1,391	– 0	–		– 0	–		– 0	–		1,391

Total	$1,676,812	$(1,248,448)		$	– 0	–	$	– 0	–		$428,364	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Notes to Financial Statements

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2015, the Portfolio did not have bridge loan commitments outstanding.

During the year ended September 30, 2015, the Portfolio did not receive commitment fees or additional funding fees.

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Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

Class A
Shares sold	1,246,563	4,718,150	$12,833,605	$50,488,345

Shares issued in reinvestment of dividends and distributions	135,351	110,723	1,395,859	1,183,602

Shares redeemed	(3,518,331)	(3,607,855)	(36,348,044)	(38,523,638)

Net increase (decrease)	(2,136,417)	1,221,018	$(22,118,580)	$13,148,309

Class C
Shares sold	748,223	1,973,965	$7,701,314	$21,105,848

Shares issued in reinvestment of dividends and distributions	87,234	55,516	898,247	592,931

Shares redeemed	(974,009)	(732,077)	(10,046,049)	(7,828,851)

Net increase (decrease)	(138,552)	1,297,404	$(1,446,488)	$13,869,928

Advisor Class
Shares sold	8,426,112	22,074,395	$86,633,237	$235,798,357

Shares issued in reinvestment of dividends and distributions	919,795	650,337	9,466,914	6,940,845

Shares redeemed	(15,795,396)	(7,339,595)	(163,096,648)	(78,253,787)

Net increase (decrease)	(6,449,489)	15,385,137	$(66,996,497)	$164,485,415

There were no transactions in capital shares for Class R, Class K and Class I for the years ended September 30, 2015 and September 30, 2014.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract,

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	63

Notes to Financial Statements

will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Notes to Financial Statements

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$15,064,275		$12,462,162
Long-term capital gains	– 0	–	383,856

Total taxable distributions	15,064,275		12,846,018
Tax return of capital	1,345,238		– 0	–

Total distributions paid	$16,409,513		$12,846,018

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	65

Notes to Financial Statements

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(5,571,385	)(a)
Unrealized appreciation/(depreciation)	(12,433,378	)(b)

Total accumulated earnings/(deficit)	$(18,004,763	)(c)

(a)	As of September 30, 2015, the Portfolio had a net capital loss carryforward of $5,560,280. Additionally, as of that date the Portfolio’s cumulative deferred loss on straddles was $11,105.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Portfolio had a net short-term capital loss carryforward of $3,374,940 and a net long-term capital loss carryforward of $2,185,340 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps and swap clearing fees, a prior period adjustment, and the tax treatment of offering costs resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

66	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.39	.38	.43	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.39)	(.06)	.17	†	.59

Net increase in net asset value from operations	– 0	–	.32	.60	.91

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.41)	(.48)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.52)	(.43)	(.50)	(.41)

Net asset value, end of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	(.09)%	2.99%	5.76%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,515	$56,628	$44,288	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.05%	1.05	%^
Expenses, before waivers/reimbursements	1.13%	1.13%	1.39%	1.88	%^
Net investment income(c)	3.77%	3.57%	4.24%	4.38	%^
Portfolio turnover rate	40%	40%	60%	44%

See footnote summary on page 72.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.48	$ 10.59	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.32	.31	.38	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	(.07)	.13†	.59

Net increase (decrease) in net asset value from operations	(.08)	.24	.51	.85

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.33)	(.40)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.35)	(.42)	(.35)

Net asset value, end of period	$ 9.96	$ 10.48	$ 10.59	$ 10.50

Total Return
Total investment return based on net asset value(d)	(.79)%	2.27%	4.92%	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,336	$32,323	$18,920	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75%	1.75%	1.75	%^
Expenses, before waivers/reimbursements	1.84%	1.84%	2.10%	2.65	%^
Net investment income(c)	3.07%	2.87%	3.57%	3.74	%^
Portfolio turnover rate	40%	40%	60%	44%

See footnote summary on page 72.

68	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.48	$ 10.59	$ 10.49	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.42	.41	.47	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	(.06)	.16†	.57

Net increase in net asset value from operations	.02	.35	.63	.93

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)	(.46)	(.53)	(.44)

Net asset value, end of period	$ 9.95	$ 10.48	$ 10.59	$ 10.49

Total Return
Total investment return based on net asset value(d)	.11%	3.30%	6.07%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$217,429	$296,386	$136,646	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.84%	.84%	1.10%	1.93	%^
Net investment income(c)	4.07%	3.86%	4.55%	4.62	%^
Portfolio turnover rate	40%	40%	60%	44%

See footnote summary on page 72.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.37	.36	.44	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	(.07)	.13†	.58

Net increase (decrease) in net asset value from operations	(.03)	.29	.57	.90

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.38)	(.45)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.49)	(.40)	(.47)	(.40)

Net asset value, end of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	(.31)%	2.76%	5.54%	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	1.33%	1.34%	1.66%	2.66	%^
Net investment income(c)	3.55%	3.38%	4.14%	3.80	%^
Portfolio turnover rate	40%	40%	60%	44%

See footnote summary on page 72.

70	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.39	.39	.47	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	(.07)	.13†	.58

Net increase (decrease) in net asset value from operations	(.01)	.32	.60	.92

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.41)	(.48)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.52)	(.43)	(.50)	(.42)

Net asset value, end of period	$ 9.96	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	(.16)%	3.01%	5.80%	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00	%^
Expenses, before waivers/reimbursements	1.07%	1.08%	1.40%	2.40	%^
Net investment income(c)	3.80%	3.63%	4.39%	4.05	%^
Portfolio turnover rate	40%	40%	60%	44%

See footnote summary on page 72

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.42	.42	.52	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.39)	(.07)	.11	†	.58

Net increase in net asset value from operations	.03	.35	.63	.94

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)	(.46)	(.53)	(.44)

Net asset value, end of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	.26%	3.35%	6.09%	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10	$10	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.84%	.84%	1.16%	2.16	%^
Net investment income(c)	4.10%	3.95%	4.72%	4.31	%^
Portfolio turnover rate	40%	40%	60%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

72	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Limited Duration High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Limited Duration High Income Portfolio (the “Fund”) (formerly AllianceBernstein Limited Duration High Income Portfolio), one of the portfolios constituting the AB Bond Fund, Inc. (formerly AllianceBernstein Bond Fund, Inc.), as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Limited Duration High Income Portfolio of AB Bond Fund, Inc. at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2015

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2015.

For foreign shareholders, 59.95% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

74	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Sherif M. Hamid(2), Vice President Ivan Rudolph-Shabinsky(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. Sherif M. Hamid, Mr. Ashish C. Shah and Mr. Ivan Rudolph-Shabinsky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	75

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None

76	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	109	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (1998)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	77

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He was a Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	109	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 83 (1998)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

78	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	109	None

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	79

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	109	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

80	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	81

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 55	President and Chief Executive Officer	See biography above.

Philip L Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld, 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Sherif M. Hamid 39	Vice President	Senior Vice President of the Adviser, with which he has been associated since 2013 and Portfolio Manager for High Yield. Previously, he was head of European Credit Strategy at Barclays Capital from 2011 until 2013, and a US investment-grade-credit strategist and US high-yield research analyst since prior to 2010.

Ivan Rudolph-Shabinsky 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Ashish C. Shah, 45	Vice President	Senior Vice President and Head of Global Credit Strategies and Chief Diversity Officer at the Adviser** with which he has been associated since May 2010 and Chief Diversity Officer since 2014. Previously he was a Managing Director and Head of Global Credit at Barclays Capital since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

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Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	83

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of their review of the proposed approval of the continuance Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund or the Portfolio do not include “AllianceBernstein.”

84	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 09/30/14 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Limited Duration High Income Portfolio	$387.2	0.60% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the fiscal year ended September 30, 2013, the Adviser received $25,600 (0.023% of the Portfolio’s average daily net assets) for such services.4

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Limited Duration High Income Portfolio	Advisor Class A Class C Class R Class K Class I	0.75% 1.05% 1.75% 1.25% 1.00% 0.75%	0.83% 1.13% 1.83% 1.36% 1.10% 0.88%	September 30 (ratio as of March 31, 2014)

3	Jones v. Harris at 1427.

4	For fiscal year ended September 30, 2013, the Adviser was entitled to receive $61,231 (0.054% of average daily net assets) but voluntarily waived a portion of the fee in the amount of $35,631.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	85

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, with respect to the Portfolio, the

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

86	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Short Duration High Yield, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg	Fee[8]
Limited Duration High Income Portfolio	Short Duration High Yield Class A2 Class I2 (Institutional)	1.10% 0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	87

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Limited Duration High Income Portfolio	0.600	0.650	3/10

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Total Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Limited Duration High Income Portfolio	1.052	1.051	6/10	1.051	6/10

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2013.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $8,836, $159,262 and $33,078 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.13

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $21,114 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The

13	As a result of discussions between the Board and the Adviser, ABI is planning to phase into reductions of the Portfolio’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	89

independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

90	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

The information below shows the 1 year performance return and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2014.19

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Limited Duration High Income Portfolio
1 year	4.41	4.11	3.95	4/10	4/11

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Limited Duration High Income Portfolio	4.41	7.12	1.79	2.29	1
Barclays Capital Global High Yield 1-5yr (USD hedged)	7.63	11.22	1.87	3.91	1
Inception Date: December 7, 2011

17	The performance return and rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio was provided Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU are somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

20	The performance returns shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	91

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	93

AB Family of Funds

NOTES

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NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	95

NOTES

96	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	97

NOTES

98	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	99

NOTES

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AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0151-0915

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income	2014	$105,113	$—	$19,189

	2015	$108,299	$—	$24,052

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)
AB Limited Duration High Income	2014	$387,994	$19,189
$—
$(19,189)
	2015	$422,302	$24,052
$—
$(24,052)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 20, 2015